SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 19, 2002
(July 17, 2002)

AMBAC FINANCIAL GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza		10004
New York, New York		(Zip code)
(Address of principal executive offices)

(212) 668-0340
(Registrant’s telephone number, including area code)

Index to Exhibits on Page 4

Item 5.    Other Events

On July 17, 2002, Ambac Financial Group, Inc. (the “Registrant”) issued a press release containing unaudited interim financial information and accompanying discussion for the 2002 second quarter and six month earnings. Exhibit 99.04 is a copy of such press release and is incorporated by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

Exhibit Number	Item
99.04	Unaudited interim financial statements and accompanying discussion for the three and six months ended June 30, 2002 contained in the press release issued by the Registrant on July 17, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

By:	/S/ FRANK J. BIVONA
Frank J. Bivona
Vice Chairman and
Chief Financial Officer
Dated: July 19, 2002

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.04	Unaudited interim financial statements and accompanying discussion for the three and six months ended June 30, 2002 contained in the press release issued by the Registrant on July 17, 2002.